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                                                                   EXHIBIT 23(a)




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 22, 1999 relating to the supplemental financial statements of Fleet Boston Corporation, which appears in the Current Report on Form 8-K of Fleet Boston Corporation filed November 22, 1999.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
January 31, 2000